Exhibit 3.2(v)(i)
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                                  BY-LAWS

                                     OF

                         MONETARY MANAGEMENT CORP.
                        (a Pennsylvania Corporation)



                                 ARTICLE I
                                 ---------

                          OFFICES AND FISCAL YEAR

               Section 1.01.  REGISTERED OFFICE.  The registered
                              -----------------
     office of the corporation in Pennsylvania shall be c/o Brian J. Sisko, Esquire, 1401 Walnut Street, Philadelphia, Pennsylvania 19102 until otherwise established by an amendment of the Articles or by the Board of Directors and a record of such change is filed with the Department of State in the manner provided by law.

               Section 1.02.  OTHER OFFICE.  The corporation may also
                              ------------
     have offices at such other places within or without Pennsylvania as the Board of Directors may from time to time appoint or the business or the corporation may require.

               Section 1.03.  FISCAL YEAR.   The fiscal year of the
                              ------------
     corporation shall begin the 1st day of January in each year.




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                                 ARTICLE II
                                 ---------

                   NOTICE - WAIVERS - MEETINGS GENERALLY

               Section 2.01.  MANNER OF GIVING NOTICE.
                              -----------------------

                    (a)  General Rule.  Whenever written notice is
                         ------------
     required to be given to any person under the provisions of the Business Corporation Law or by the Articles or these By-Laws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to the address (or to the telex, TWX, telecopier or telephone number) of the person appearing on the books of the corporation or, in the case of directors, supplied by the directors to the corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or in the case of telex or TWX, when dispatched or, in the case of telecopier, when received. A notice of meeting shall specify the place, day and hour of the meeting and any other orientation required by any other provision of the Business Corporation Law, the Articles or these By-Laws.



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                    (b)  Adjourned Shareholder Meetings.  When a
                         ------------------------------
     meeting of shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

               Section 2.02.  NOTICE OF MEETINGS OF BOARD OF
                              ------------------------------
     DIRECTORS.  Notice of a regular meeting of the Board of Directors
     ---------
     need not be given. Notice of every special meeting of the Board of Directors shall be given to each director by telephone or in writing at least twenty-four (24) hours (in the case of notice by telephone, telex, TWX or telecopier) or forty-eight (48) hours (in the case of notice by telegraph, courier service or express mail) or five (5) days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board need be specified in a notice of a meeting.

               Section 2.03.  NOTICE OF MEETINGS OF SHAREHOLDERS.
                              ----------------------------------
                    (a)  General Rule.  Written notice of every
                         ------------
     meeting of the shareholders shall be given by, or at the direction of, the Secretary to each shareholder of record entitled to vote at the meeting at least:


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                         (1)  Ten (10) days prior to the day named for
          a meeting called to consider a fundamental transaction under 15 Pa.C.S. Chapter 19 regarding amendments of Articles of incorporation, mergers, consolidations, share exchanges, sale of assets, divisions, conversions, liquidations and dissolution; or

                         (2) five (5) days prior to the day named for the meeting in any other case.
     If the Secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so. In the case of a special meeting of shareholders, the notice shall specify the general nature of the business to be transacted.

                    (b)  Notice of Action by Shareholders on By-Laws.
                         -------------------------------------------
     In the case of a meeting of shareholders that has as one of its purposes action on the By-Laws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the By-Laws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

               Section 2.04.  WAIVER OF NOTICE.
                              ----------------

                    (a)  Written Waiver.  Whenever any written notice
                         --------------
     is required to be given under the provisions of the Business Corporation Law, the Articles or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Except as otherwise required by this subsection, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted.

                    (b)  Waiver by Attendance.  Attendance of a person
                         --------------------
     at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

               Section 2.05.  MODIFICATION OF PROPOSAL CONTAINED IN
                              -------------------------------------
     NOTICE.  Whenever the language of a proposed resolution is
     ------
     included in a written notice of a meeting required to be given under the provisions of the Business Corporation Law or the Articles or these By-Laws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose.

               Section 2.06.  EXCEPTION TO REQUIREMENT OF NOTICE.
                              ----------------------------------

                    (a)  General Rule.  Whenever any notice or
                         ------------
     communication is required to be given to any person under the


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     provisions of the Business Corporation Law or by the Articles or
     these By-Laws or by the terms of any agreement or other instrument or as a condition precedent to taking any corporate action and communication with that person is then unlawful, the giving of the notice or communication to that person shall not be required.

                    (b)  Shareholders Without Forwarding Addresses.
                         -----------------------------------------
     Notice or other communications shall not be sent to any shareholder with whom the corporation has been unable to communicate for more than twenty-four (24) consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the corporation with a current address. Whenever the shareholder provides the corporation with a current address, the corporation shall commence sending notices and other communications to the shareholder in the same manner as to other shareholders.

               Section  2.07.  USE OF CONFERENCE TELEPHONE AND SIMILAR
                               ---------------------------------------
     EQUIPMENT.  One or more persons may participate in a meeting of
     ---------
     the Board of Directors or the shareholders of the corporation by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

                                ARTICLE III
                                 ---------

                                SHAREHOLDERS

               Section 3.01.   PLACE OF MEETING.   All meetings of
                               ----------------
     the shareholders of the corporation shall be held at the registered office of the corporation unless another place is designated by the Board of Directors in the notice of a meeting.

               Section 3.02.  ANNUAL MEETING.  The Board of Directors
                              --------------
     may fix the date and time of the annual meeting of the shareholders, but if no such date and time is fixed by the board, the meeting for any calendar year shall be held on the first day of April in such year, if not a legal holiday under the laws of Pennsylvania, and, if a legal holiday, then on the next succeeding business day, if not a Saturday, at 10 o'clock A.M., and at said meeting the shareholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting. If the annual meeting shall not have been called and held within six (6) months after the designated time, any shareholder may call the meeting at any time thereafter.

               Section 3.03.  SPECIAL MEETINGS.
                              ----------------
                    (a)  Call of Special Meetings.  Special meetings
                         ------------------------
     of the shareholders may be called at any time:

                         (1)  by the Board of Directors; or



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                         (2)  unless otherwise provided in the
          Articles, by shareholders entitled to cast at least twenty (20%) percent of the vote that all shareholders are entitled to cast at the particular meeting.

                    (b)  Fixing of Time for Meeting.  At any time,
                         --------------------------
     upon written request of any person who has called a special meeting, it shall be the duty of the Secretary to fix the time of the meeting which shall be held not more than sixty (60) days after the receipt of the request. If the Secretary neglects or refuses to fix a time of the meeting, the person or persons calling the meeting may do so.

               Section 3.04.  QUORUM AND ADJOURNMENT.
                              ----------------------
                    (a)  General Rule.  A meeting of shareholders of
                         ------------
     the corporation duly called shall not be organized for the transaction of business unless a quorum is present. The presence of shareholders entitled to cast at least a majority of the votes that the shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. Shares of the corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the Board of Directors of this corporation, as such, shall not be counted in determining the total number of outstanding shares for quorum purposes at any given time.


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                    (b)  Withdrawal of a Quorum.  The shareholders
                         ----------------------
     present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                    (c)  Adjournment for Lack of Quorum.  If a meeting
                         ------------------------------
     cannot be organized because a quorum has not attended, those present may, except as provided in the Business Corporation Law, adjourn the meeting to such time and place as they may determine.

                    (d)  Adjournments Generally.  Any meeting at
                         ----------------------
     which directors are to be elected shall be adjourned only from day to day, or for such longer periods not exceeding fifteen (15) days each as the shareholders present and entitled to vote shall direct, until the directors have been elected. Any other regular or special meeting may adjourned for such period as the shareholders present and entitled to vote shall direct.

                    (e)  Electing Directors at Adjourned Meeting.
                         ---------------------------------------
     Those shareholders entitled to vote who attend a meeting called for the election of directors that had been previously adjourned for lack of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of electing directors.

                    (f)  Other Action in Absence of Quorum.  Those
                         ---------------------------------
     shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least fifteen (15) days because of an absence of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

               Section 3.05.  ACTION BY SHAREHOLDERS.
                              ----------------------

                    (a)  General Rule.  Except as otherwise provided
                         ------------
     in the Business Corporation Law or the Articles or these By-Laws, whenever any corporate action is to be taken by vote of the shareholders of the corporation, it shall be authorized by a majority of the votes cast at a duly organized meeting of shareholders by the holders of shares entitled to vote thereon.

                    (b)  Interested Shareholders.  Any merger or
                         -----------------------
     other transaction authorized under 15 Pa.C.S. Subchapter 19C between the corporation or subsidiary thereof and a shareholder of this corporation, or any voluntary liquidation authorized under 15 pa.C.S. Subchapter 19F in which a shareholder is treated differently from other shareholders of the same class (other than any dissenting shareholders), shall require the affirmative vote of the shareholders entitled to cast at least a majority of the votes that all shareholders other than the interested shareholder are entitled to cast with respect to the transaction, without counting the vote of the interested shareholder. For the purposes of the preceding sentence, an interested shareholder shall include the shareholder who is a party to the transaction or who is treated differently from other shareholders and any person, or group of persons, that is acting jointly or in concert with the interested shareholder and any person who, directly or indirectly, controls, is controlled by or is under common control
     with the interested shareholder.   An interested shareholder
     shall not include any person who, in good faith and not for the purpose of circumventing this subsection, is an agent, bank, broker, nominee or trustee for one or more other persons, to the extent that the other person or persons are not interested shareholders.
                    (c)  Exceptions.  Subsection (b) shall not apply
                         ----------
     to a transaction:
                         (1)  that has been approved by a majority
          vote of the Board of Directors without counting the vote of directors who:
                              (i) are directors or officers of, or
               have a material equity interest in, the interested shareholder; or
                              (ii) were nominated for election as a
               director by the interested shareholder, and first elected as a director, within twenty-four (24) months of the date of the vote on the proposed transaction; or

                         (2)  in which the consideration to be
          received by the shareholders for shares of any class of which shares are owned by the interested shareholder is not less than the highest amount paid by the interested shareholder in acquiring shares of the same class.

                    (d)  Additional Approvals.  The approvals required
                         --------------------
     by subsection (b) shall be in addition to, and not in lieu of, any other approval required by the Business Corporation Law, the Articles or these By-Laws, or otherwise.

               Section 3.06.  ORGANIZATION.  At every meeting of the
                              ------------
     shareholders, the Chairman of the Board, if there be one, or, in the case of vacancy in office or absence of the Chairman of the Board, one of the following officers present in the order stated: the Vice Chairman of the Board, if there be one, the president, the Vice Presidents in their order of rank and seniority, or a person chosen by vote of the shareholders present, shall act as Chairman of the meeting. The Secretary or, in the absence of the Secretary, an Assistant Secretary, or in the absence of both the Secretary and Assistant Secretaries, a person appointed by the Chairman of the meeting, shall act as Secretary.

               Section  3.07.  VOTING RIGHTS OF SHAREHOLDERS.
                               -----------------------------
     Unless otherwise provided in the Articles,  every shareholder of



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     the corporation shall be entitled to one vote for every share standing in the name of the shareholder on the books of the corporation.


               Section 3.08.  VOTING AND OTHER ACTION BY PROXY.
                              --------------------------------

                    (a)  General Rule.
                         ------------

                         (1)  Every shareholder entitled to vote at a
          meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person to act for the shareholder by proxy.

                         (2) The presence of, or vote or other action at a meeting of shareholders, or the expression of consent or dissent to corporate action in writing, by a proxy of a shareholder shall constitute the presence of, or vote or action by, or written consent or dissent of the shareholder.

                         (3)  Where two or more proxies of a
          shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

                    (b)  Minimum Requirements.  Every proxy shall be
                         --------------------
     executed writing by the shareholder or by the duly authorized attorney- -act of the shareholder and filed with the Secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the corporation. An unrevoked proxy snail not be valid after three (3) years from the date of its - execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Secretary of the corporation.

                    (c)  Expenses.  Unless otherwise restricted in
                         --------
     the Articles, the corporation shall pay the reasonable expenses of solicitation of votes, proxies or consents of shareholders by or on behalf of the Board of Directors or its nominees for election to the board, including solicitation by professional proxy solicitors and otherwise.

               Section 3.09.  VOTING BY FIDUCIARIES AND PLEDGEES.
                              ----------------------------------
     Shares of the corporation standing in the name of a trustee or other fiduciary and shares held by an assignee for the benefit of creditors or by a receiver may be voted by the trustee, fiduciary, assignee or receiver. A shareholder whose shares are pledged shall be entitled to vote the shares until the shares have been transferred into the name of the pledgee, or a nominee of the pledgee, but nothing in this section shall affect the validity of proxy given to a pledgee or nominee.

               Section 3.10.  VOTING BY JOINT HOLDERS OF SHARES.
                              ---------------------------------

                    (a)  General Rule.  Where shares of the
                         ------------
     corporation are held jointly or as tenants in common by two or more persons, as fiduciaries or otherwise:

                         (1)  if only one or more of such persons is
          present in person or by proxy, all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum and the corporation shall accept as the vote of all the shares the vote cast by a joint owner or a majority of them; and

                         (2)  if the persons are equally divided upon
          whether the shares held by them shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among the persons without prejudice to the rights of the joint owners or the beneficial owners thereof among themselves.

                    (b)  Exception.  If there has been filed with the
                         ---------
     Secretary of the corporation a copy, certified by an attorney at law to be correct, of the relevant portions of the agreement under which the shares are held or the instrument by which the trust or estate was created or the order of court appointing them or of an order of court directing the voting of the shares, the persons specified as having such voting power in the document latest in date of operative effect so filed, and only those persons, shall be entitled to vote the shares but only in accordance therewith.

               Section 3.11.  VOTING BY CORPORATIONS.
                              ----------------------

                    (a)  Voting by Corporate Shareholders.  Any
                         --------------------------------
     corporation that is a shareholder of this corporation may vote by any of its officers or agents, or by proxy appointed by any officer or agent, unless some other person, by resolution of the Board of Directors of the other corporation or provision of its Articles or By-Laws, a copy of which resolution or provision certified to be correct by one of its officers has been filed with the Secretary of this corporation, is appointed its general or special proxy in which case that person shall be entitled to vote the shares.

                    (b)  Controlled Shares.  Shares of this
                         -----------------
     corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the Board of Directors of this corporation, as such, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares for voting purposes at any given time.


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               Section 3.12.  DETERMINATION OF SHAREHOLDERS OF RECORD.
                              ---------------------------------------

                    (a)  Fixing Record Date.  The Board of Directors
                         ------------------
     may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than ninety (90) days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the corporation after any record date fixed as provided in this subsection. The Board of Directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board fixes a new record date for the adjourned meeting.

                    (b)  Determination When A Record Date Is Not
                         ---------------------------------------
     Fixed.  If a record date is not fixed:
     -----
                         (1)  The record date for determining
          shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the date next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

                         (2)  The record date for determining
          shareholders entitled to express consent or dissent to corporate action in writing without a meeting, when prior action by the Board of Directors is not necessary, shall be the close of business on the day on which the first written consent or dissent is filed with the Secretary of the corporation

                         (3)  The record date for determining
          shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

               Section 3.13.  VOTING LISTS.
                              ------------

                    (a)  General Rule.  The officer or agent having
                         ------------
     charge of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and of the number shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

                    (b)  Effect of List.  Failure to comply with  the
                         --------------
     requirements of this section shall not effect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register or transfer book, or a duplicate thereof kept in this Commonwealth, shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register or transfer book or to vote at any meeting of shareholders.

               Section 3.14.  JUDGES OF ELECTION.
                              ------------------

                    (a)  Appointment.  In advance of any meeting of
                         -----------
     shareholders of the corporation, the Board of Directors may appoint judges of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one or three. A person who is a candidate for office to be filled at the meeting shall not act as a fudge.

                    (b)  Vacancies.  In case any person appointed as a
                         ---------
     judge fails to appear or fails or refuses to act, the vacancy may be filed by appointment made by the Board of Directors in advance of one convening of the meeting or at the meeting by the presiding officer thereof.

                    (c)  Duties.  The judges of election shall
                         ------
     determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

                    (d)  Report.  On request of the presiding officer
                         ------
     of the meeting, or of any shareholder, the judge shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

               Section 3.15.  CONSENT OF SHAREHOLDERS IN LIEU OF
                              ----------------------------------
     MEETING.
     -------
                    (a)  Unanimous Written Consent.  Any action
                         -------------------------
     required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the shareholders who would be entitled to vote at a meeting for such purpose shall be filed with the Secretary of the corporation.

                    (b)  Partial Written Consent.  Any action required
                         -----------------------
     or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the Secretary of the corporation. The action shall not become effective until after at least ten (10) days' written notice of the action has been given to each shareholder entitled to vote thereon who has not consented thereto.

               Section 3.16.  MINORS AS SECURITY HOLDERS.  The
                              --------------------------
     corporation may treat a minor who holds shares or obligations of the corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list shareholders or the transfer agent of the corporation or, in the case of payments or distributions on obligations, the Treasurer or paying officer or agent has received written notice that the holder is a minor.


                                 ARTICLE IV
                                 ---------

                             BOARD OF DIRECTORS

               Section 4.01.  POWERS: PERSONAL LIABILITY.
                              --------------------------
                    (a)  General Rule.  Unless otherwise provided by
                         ------------
     statute all powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors.

                    (b)  Standard of Care: Justifiable Reliance.  A
                         --------------------------------------
      director shall stand in a fiduciary relation to the corporation and shall perform his or her duties as a director, including duties as a member of any committee of the board upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

                         (1) One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented.

                         (2)  Counsel, public accountants or other
          persons as to matters which the director reasonably believes to be within the professional or expert competence of such person.

                         (3)  A committee of the board upon which the
          director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

     A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause his or her reliance to be unwarranted.

                    (c)  Consideration of Factors.  In discharging the
                         ------------------------
     duties of their respective positions, the Board of Directors, committees of the board and individual directors may, in considering the best interest of the corporation, consider the effects of any action employees, upon suppliers and customers of the corporation and corporation are located, and all other pertinent factors. The consideration of those factors shall not constitute a violation of subsection (b). If more than one class are to be elected, each class of directors shall be elected in a separate election.

                    (d)  Presumption.  Absent breach of fiduciary
                         -----------
     duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the corporation.

                    (e)  Personal liability of directors.
                         -------------------------------

                              (1)  A director shall not be personally
          liable, as such, for monetary damages for any action taken, or any failure to take any action, unless:

                                   (i)  the director has breached or
               failed to perform the duties of his or her office under this section; and

                                   (ii)  the breach or failure to
               perform constitutes self-dealing, willful misconduct or recklessness.

                              (2)  The provisions of paragraph (1)
          shall not apply to the responsibility or liability of a director pursuant to any criminal statute, or the liability of a director for the payment of taxes pursuant to local, State or Federal law.

                    (f)  Notation of dissent.  A director who is
                         -------------------
     present at a meeting of the board of directors, or of a committee of the board, at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless the director files a written dissent to the action with the secretary of the meeting before the adjournment thereof or transmits the dissent in writing to the secretary of the corporation immediately after the adjournment of the meeting.
     The right to dissent shall not apply to a director who voted in favor of the action. Nothing in this section shall bar a director from asserting that minutes of the meeting incorrectly omitted his or her dissent if, promptly upon receipt of a copy of such minutes, the director notifies the secretary in writing, of the asserted omission or inaccuracy.

               Section 4.02.  QUALIFICATION AND SELECTION OF
                              ------------------------------
     DIRECTORS.
     ---------

                    (a)  Qualifications.  Each director of the
                         --------------
     corporation shall be a natural person of full age who need not be a resident of Pennsylvania or a shareholder of the corporation.

                    (b)  Election of directors.  Except as otherwise
                         ---------------------
     provided in these bylaws, directors of the corporation shall be elected by the shareholders. In elections for directors, voting need not be by ballot, except upon demand made by a shareholder entitled to vote at the election and before the voting begins. The candidates receiving the highest number of votes from each class or group of classes, if any, entitled to elect directors separately up to the number of directors to be elected by the class or group of classes shall be elected. If at any meeting of shareholders, directors of more than one class are to be elected, each class of directors shall be elected in a separate election.

                    (c)  Cumulative voting.  Unless the articles
                         -----------------
     provide for straight voting, in each election of directors every shareholder entitled to vote shall have the right to multiply the number of votes to which the shareholder may be entitled by the total number of directors to be elected in the same election by the holders of the class or classes of shares of which his or her shares are a part and the shareholders may case the whole number of his or her votes for one candidate or may distribute them among two or more candidates.

               Section 4.03.  NUMBER AND TERM OF OFFICE.
                              -------------------------
                    (a)  Number.  The Board of Directors shall consist
                         ------
     of such number of directors, not less than 1 nor more than 6, as may be determined from time to time by resolution of the Board of Directors.

                    (b)  Term of Office.  Each director shall hold
                         --------------
     office until the expiration of the term for which he or she was elected and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

                    (c)  Resignation.  Any director may resign at any
                         -----------
     time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

               Section 4.04.  VACANCIES.
                              ---------
                    (a)  General Rule.  Vacancies in the Board of
                         ------------
     Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the board though less than a quorum, or by a sole remaining director, and each person so selected shall be a director serve for the balance of the unexpired term, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

                    (b)  Action by Resigned Directors.  When one or
                         ----------------------------
     more Directors resign from the board effective at a future date, the Directors then in office, including those who have so resigned, shall have power by the applicable vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.

               Section 4.05.  REMOVAL OF DIRECTORS.
                              --------------------

                    (a)  Removal by the Shareholders.  The entire
                         ---------------------------
     Board of directors, or any class of the board, or any individual director may be removed from office without assigning any cause by the vote shareholders, or of the holders of a class or series of shares, entitled to elect directors, or the class of directors. In case the board or a class of the board or any one or more directors are removed, new directors may be elected at the same meeting. The Board of Directors may be removed at any time with or without cause by the unanimous vote or consent of shareholders entitled to vote thereon.

                    (b)  Removal by the Board.  The Board of Directors
                         --------------------
     may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if, within sixty (60) days after notice of his or her selection, the director does not accept the office either in writing or by attending a meeting of the Board of Directors.

                    (c)  Removal of Directors Elected by Cumulative
                         ------------------------------------------
     Voting.  An individual director shall not be removed (unless the
     ------
     entire board or class of the board is removed) if sufficient votes are cast against the resolution for his removal which, if cumulatively voted at an annual or other regular election of directors, would be sufficient to elect one or more directors to the board or to the class.

               Section 4.06.  PLACE OF MEETINGS.  Meetings of the
                              -----------------
     Board of Directors may be held at such place within or without Pennsylvania as the Board of Directors may from time to time appoint or as may be designated in the notice of the meeting.

               Section 4.07.  ORGANIZATION OF MEETINGS.  At every
                              ------------------------
     meeting of the Board of Directors, the Chairman of the Board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the board, one of the following officers present in the order stated: the Vice Chairman of the Board, if there be one, the President, the Vice Presidents in their order of rank and seniority, or a person chosen by a majority of the directors present, shall act as Chairman of the meeting. The Secretary or, in the absence of the Secretary, an Assistant Secretary, or, in the absence of the Secretary and the Assistant Secretaries, any person appointed by the Chairman of the meeting, shall act as Secretary.

               Section 4.08.  REGULAR MEETINGS.  Regular meetings of
                              ----------------
     the Board of Directors shall be held at such time and place as shall be designated from time to time by resolution of the Board of Directors.

               Section 4.09.  SPECIAL MEETINGS.  Special meetings of
                              ----------------
     the Board of Directors shall be held whenever called by the Chairman or by two or more of the directors.

               Section 4.10.  QUORUM OF AND ACTION BY DIRECTORS.
                              ---------------------------------

                    (a)  General Rule.  A majority of the directors in
                         ------------
     office of the corporation shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the directors present and voting at a meeting at which a quorum 15 present shall be the acts of the Board of Directors.

                    (b)  Action by Written Consent.  Any action
                         -------------------------
     required or permitted to be taken at a meeting of the directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the directors in office is filed with the Secretary of the corporation.

               Section 4.11.  EXECUTIVE AND OTHER COMMITTEES.
                              ------------------------------

                    (a)  Establishment and Powers.  The Board of
                         ------------------------
     Directors may, by resolution adopted by a majority of the directors in office, establish one or more committees to consist
     of one or more directors of the corporation.   Any committee,  to
     the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the powers and authority of the Board of Directors except that a committee shall not have any power or authority as to the following:

                         (1)  The submission to shareholders of any
          action requiring approval of shareholders under the Business Corporation Law;

                         (2)  The creation or filling of vacancies in
          the Board of Directors;

                         (3)  The adoption, amendment or repeal of
          these By- Laws;

                         (4)  The amendment or repeal of any
          resolution of the board that by its terms is amendable or repealable only by the board; and/or

                         (5) Action on matters committed by a
          resolution of the Board of Directors to another committee of the board.

                    (b)  Alternate Committee Members.  The board may
                         ---------------------------
     designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action of the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member.

                    (c)  Term.  Each committee of the board shall
                         ----
     serve at the pleasure of the board.

                    (d)  Committee Procedures.  The term "Board of
                         --------------------
     Directors" or "Board," when used in any provisions of these By-Laws relating to the organization or procedures of or the manner of taking action by the Board of Directors, shall be construed to include and refer to any executive or other committee of the board.

               Section 4.12.  COMPENSATION.  The Board of Directors
                              ------------
     shall have the authority to fix compensation of directors for their services as directors and a director may be a salaried officer of the corporation.



                                 ARTICLE V
                                 ---------

                                  OFFICERS

               Section 5.01.  OFFICERS GENERALLY.
                              ------------------

                    (a)  Number, Qualification and Designation.  The
                         -------------------------------------
     officers of the corporation shall be a President, a Secretary, a Treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.03. Officers may but need not be directors or shareholders of the corporation. The President and Secretary shall be natural persons of full age.
     The Treasurer may be a corporation, but if a natural person shall be of full age. The Board of Directors may elect from among the members of the board a Chairman of the board and a Vice Chairman of the board who shall be officers of the corporation. Any number of offices may be held by the same person.

                    (b)  Resignations.  Any officer may resign at any
                         ------------
     time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as may be specified in the notice of resignation.

                    (c)  Bonding.  The corporation may secure the
                         -------
     fidelity of any or all of its officers by bond or otherwise.

                    (d)  Standard of Care.  Except as otherwise
                         ----------------
     provided in the Articles, an officer shall perform his or her duties as an officer in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A person who so performs his or her duties shall not be liable by reason of having been an officer of the corporation.

               Section 5.02.  ELECTION AND TERM OF OFFICE.  The
                              ---------------------------
     officers of the corporation, except those elected by delegated authority pursuant to Section 5.03, shall be elected annually by the Board of Directors, and each such officer shall hold office for a term of one year and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

               Section 5.03.  SUBORDINATE OFFICERS, COMMITTEES AND
                              ------------------------------------
     AGENTS.  The Board of Directors may from time to time elect such
     ------
     other officers and appoint such committees, employees or other agents as the business of the corporation may require, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these By-Laws or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

               Section 5.04.  REMOVAL OF OFFICERS AND AGENTS.  Any
                              ------------------------------
     officer or agent of the corporation may be removed by the Board of Directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

               Section 5.05.  VACANCIES.  A vacancy in any office
                              ---------
     because of death, resignation, removal, disqualification or any other cause, shall be filled by the Board of Directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.03, as the case may be, and if the office is one for which these By-Laws prescribe a term, shall be filled for the unexpired portion of the term.

               Section 5.06.  AUTHORITY.  All officers of the
                              ---------
     corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided by or pursuant to resolution or orders of the Board of Directors or in the absence of controlling provisions in theresolutions or orders of the Board of Directors, as may be determined by or pursuant to these By-Laws.

               Section 5.07.  THE CHAIRMAN OF THE BOARD.  The Chairman
                              -------------------------
     of the Board if there be one, or in the absence of the Chairman, the Vice Chairman of the board, shall preside at all meetings of the shareholders and of the Board of Directors and shall perform such other duties as may from time to time be requested by the Board of Directors.

               Section 5.08.  THE PRESIDENT.  The President shall be
                              -------------
     the Chief Executive Officer of the corporation and shall have general supervision over the business and operations of the corporation, subject however, to the control of the Board of Directors. The president shall sign, execute, and acknowledge, in the name of the corporation, deeds, mortgages, contracts or other instruments authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these By-Laws, to some other officer or agent of the corporation; and, in general, shall perform all duties incident to the office of President and such other duties as from time to time may be assigned by the Board of Directors.

               Section 5.09.  THE SECRETARY.  The Secretary or an
                              -------------
     Assistant Secretary shall attend all meetings of the shareholders and of the Board of Directors and shall record all votes of the shareholders and of the directors and the minutes of the meetings of the shareholders and of the Board of Directors and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of Secretary, and such other duties as may from time to time be assigned by the Board of Directors or the President.

               Section 5.10.  THE TREASURER.  The Treasurer or an
                              -------------
     Assistant Treasurer shall have or provide for the custody of the funds or other property of the corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his or her custody as Treasurer in such banks or other places of deposit as the Board of Directors may from time to time designate; shall, whenever so required by the Board of Directors, render an account showing all transactions as Treasurer and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned by the Board of Directors or the President.

               Section 5.11.  SALARIES.  The salaries of the officers
                              --------
     elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officer as may be designated by resolution of the board. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect officers or to retain or appoint such employees or other agents has been delegated pursuant to Section

               5.03. No officer can be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation.

               Section 5.12.  DISALLOWED COMPENSATION.  Any payments
                              -----------------------
     made to officer or employee of the corporation such as a salary, permission, bonus, interest, rent, travel or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the corporation to the extent of such disallowance. It shall be the duty of the directors, as a Board, to enforce payment of each such amount as allowed. In lieu of payment by the officer or employee, subject to the determination of the directors, proportionate amounts may be withheld from future compensation payments until the amount owed to the corporation has been recovered.



                                 ARTICLE VI
                                 ---------

                   CERTIFICATES OF STOCK, TRANSFER, ETC.

               Section 6.01.  SHARE CERTIFICATES.  Certificates for
                              ------------------
     shares of the corporation shall be in such form as approved by the Board of Directors, and shall state that the corporation is incorporated under the laws of Pennsylvania, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. The share register or transfer books and blank share certificates shall be kept by the Secretary or by any transfer agent or registrar designated by the Board of Directors for that purpose.

               Section 6.02.  ISSUANCE.  The share certificates of the
                              --------
     corporation shall be numbered and registered in the share register or transfer books of the corporation as they are issued. [They shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed; but where such certificate is signed by a transfer agent or a registrar the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue. The provisions of this Section 6.02 shall be subject to any inconsistent or contrary agreement at the time between the corporation and any transfer agent or registrar.

               Section 6.03. Transfers of shares shall be made on the share register or transfer books of the corporation upon surrender of the certificate therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 13 Pa.C.S. 8101 et seq., and its amendments and supplements.

               Section 6.04.  RECORD HOLDER OF SHARES.  The
                              -----------------------
     corporation shall be entitled to treat the person in whose name any share or shares of the corporation stand on the books of the corporation as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person.

               Section 6.05.  LOST, DESTROYED OR MUTILATED
                              ----------------------------
     CERTIFICATES.  The holder of any shares of the corporation shall
     ------------
     immediately notify the corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may, in its discretion, cause a new certificate or certificates to be issued to such holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction and, if the Board of Directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.



                                ARTICLE VII
                                 ---------

                 INDEMNIFICATION OF DIRECTORS, OFFICERS AND
                      OTHER AUTHORIZED REPRESENTATIVES

               Section 7.01. SCOPE OF INDEMNIFICATION.
                             ------------------------
                    (a)  General Rule.  The corporation shall
                         ------------
     indemnify an indemnified representative against any liability incurred in connection with any proceeding in which the indemnified representative may be involved as a party or otherwise by reason of the act that such person is or was serving in an indemnified capacity, including, without limitation, liabilities resulting from any actual or alleged breach or neglect of duty, error, misstatement or misleading statement, negligence, gross negligence or act giving rise to strict or products liability, except:

                         (1)  where such indemnification is expressly
          prohibited by applicable law;

                         (2)  where the conduct of the indemnified
          representative has been finally determined pursuant to
          Section 7.06 or otherwise:

                              (i)  to constitute willful misconduct or
                    recklessness within the meaning of 15 Pa.C.S. 513(b) and 1746(b) and 42 Pa.C.S. 8365(b) or any
                    superseding provision of law sufficient in the circumstances to bar indemnification against liabilities arising from the conduct; or

                              (ii) to be based upon or attributable to
                    the receipt by the indemnified representative from the corporation of a personal benefit to which the indemnified representative is not legally entitled; or

                              (iii) to the extent such indemnification
                    has been finally determined in a final adjudica tion pursuant to Section 7.06 to be otherwise unlawful.

                    (b)  Partial Payment.  If an indemnified
                         ---------------
     representative is entitled to indemnification in respect of a portion, but not all, of any liabilities to which such person may be subject, the corporation shall indemnify such indemnified representative to the maximum extent for such portion of the liabilities.

                    (c)  Presumption. The termination of a proceeding
                         -----------
     by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnified representative is not entitled to indemnification.

                    (d)  Definitions.  For purposes of this Article:
                         -----------

                         (1) "indemnified capacity" means any and all past, present and future service by an indemnified representative in one or more capacities as a director, officer, employee or agent of the corporation, or, at the request of the corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise;

                         (2)  "indemnified representative" means any
     and all directors and officers of the corporation and any other person designated as an indemnified representative by the Board of Directors of the corporation (which may, but not, include any person serving at the request of the corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise);

                         (3)  "liability" means any damage, judgment,
     amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or cost or expense, of any nature (including, without limitation, attorneys' fees and disbursements); and

                         (4)  "proceedings" means any threatened,
     pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the corporation, a class of its security holders or otherwise.

               Section  7.02.  PROCEEDINGS INITIATED BY INDEMNIFIED
                               ------------------------------------
     REPRESENTATIVES.  Notwithstanding any other provision of this
     ---------------
     Article, the corporation shall not indemnify under this Article an indemnified representative for any liability incurred in a proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such initiation of or participation in the proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of the directors in office. This section does not apply to a reimbursement of expenses incurred in successfully prosecuting or defending an arbitration under
     Section 7.06 or otherwise successfully prosecuting or defending the rights of an indemnified representative granted by or pursuant to this Article.

               Section 7.03.  ADVANCING EXPENSES.  The corporation
                              ------------------
     shall pay the expenses (including attorneys' fees and disbursements) incurred in good faith by an indemnified representative in advance of the final disposition of a proceeding described in Section 7.01 or the initiation of or participation in which is authorized pursuant to Section 7.02 upon receipt of an undertaking by or on behalf of the indemnified representative to repay the amount if it is ultimately determined pursuant to Section 7.06 that such person is not entitled to be indemnified by the corporation pursuant to this Article. The financial ability of an indemnified representative to repay an advance shall not be a prerequisite to the making of such advance.

               Section 7.04.  SECURING OF INDEMNIFICATION OBLIGATIONS.
                              ---------------------------------------
     To further effect, satisfy or secure the indemnification obligations provided herein or otherwise, the corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the corporation, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate. Absent fraud, the determination of the Board of Directors with respect to such amounts, costs, terms and conditions shall be conclusive against all security holders, officers and directors and shall not be subject to voidability.

               Section 7.05.  PAYMENT OF INDEMNIFICATION.  An
                              --------------------------
     indemnified representative shall be entitled to indemnification within thirty (30) days after a written request for indemnification has been delivered to the Secretary of the corporation.

               Section 7.06. ARBITRATION.
                             -----------

                    (a)  General Rule.  Any dispute related to the
                         ------------
     right to indemnification, contribution or advancement of expenses as provided under this Article, except with respect to indemnification for liabilities arising under the Securities Act of 1933 that the corporation has undertaken to submit to a court for adjudication, shall be decided only by arbitration in the metropolitan area in which the principal executive offices of the corporation are located at the time, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the corporation, the second of whom shall be selected by the indemnified representative and third of whom shall be selected by the other two arbitrators. In the absence of the American Arbitration Association, or if for any reason arbitration under the arbitration rules of the American Arbitration Association cannot be initiated, or if one of the parties fails or refuses to select an arbitrator or if the arbitrators selected by the corporation and the indemnified representative cannot agree on the selection of the third arbitrator within thirty (30) days after such time as the corporation and the indemnified representative have each been notified of the selection of the other's arbitrator, the necessary arbitrator or arbitrators shall be selected by the presiding judge of the court of general jurisdiction in such metropolitan area.

                    (b)  Burden of Proof.  The party or parties
                         ---------------
     challenging the right of an indemnified representative to the benefits of this Article shall have the burden of proof.

                    (c)  Expenses.  The  corporation  shall reimburse
                         --------
     an indemnified representative for the expenses (including attorneys' fees and disbursements) incurred unsuccessfully prosecuting or defending such arbitration.

                    (d)  Effect.  Any award entered by the arbitrators
                         ------
     shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction, except that the corporation shall be entitled to interpose as a defense in any such judicial enforcement proceeding any prior final judicial determination adverse to the indemnified representative under Section 7.01 (a)
     (2) in a proceeding directly involving indemnification under this Article. This arbitration provision shall be specifically enforceable.

               Section 7.07.  CONTRIBUTION.  If the indemnification
                              ------------
     provided for in this Article or otherwise is unavailable for any reason in respect of any liability or portion thereof, the corporation shall contribute to the liabilities to which the indemnified representative may be subject in such proportion as is appropriate to reflect the intent of this Article or otherwise.

               Section 7.08.  MANDATORY INDEMNIFICATION OF DIRECTORS,
                              ---------------------------------------
     OFFICERS, ETC.  To the extent that an authorized representative
     --------------
     of the corporation has been successful on the merits or otherwise in defense of any action or proceeding referred to in 15 Pa.C.S. 1741 or 1742 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection therewith.

               Section 7.09.  CONTRACT RIGHTS; AMENDMENT OR REPEAL.
                              ------------------------------------
     All rights under this Article shall be deemed a contract between the corporation and the indemnified representative pursuant to which the corporation and each indemnified representative intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not affect any rights or obligations then existing.

               Section 7.10.  SCOPE OF ARTICLE.  The rights granted by
                              ----------------
     this Article shall not be deemed exclusive of any other rights to which those seeking indemnification, contribution or advancement of expenses may be entitled under any statute, agreement, vote of shareholders or disinterested directors or otherwise both as to action in an indemnified capacity and as to action in any other capacity. The indemnification, contribution and advancement of expenses provided by or granted pursuant to this Article shall continue as to a person who has ceased to be an indemnified representative in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person.

               Section 7.11.  RELIANCE OF PROVISIONS.  Each person who
                              ----------------------
     shall act as an indemnified representative of the corporation shall be deemed to be doing so in reliance upon the rights provided in this Article.

               Section 7.12.  INTERPRETATION.  The provisions of this
                              --------------
     Article are intended to constitute By-Laws authorized by 15
     Pa.C.S. 513 and 1746 and 42 Pa.C.S. 8365.



                                ARTICLE VIII
                               MISCELLANEOUS

               Section 8.01.  CORPORATE SEAL.  The corporate seal
                              --------------
     shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Pennsylvania".

               Section 8.02.  CHECKS.  All checks, notes, bills of
                              ------
     exchange or other orders in writing shall be signed by such person or persons as the Board of Directors or any person authorized by resolution of the Board of Directors may from time to time designate.

               Section 8.03.  CONTRACTS.
                              ---------
                    (a)  General Rule.  Except as otherwise provided
                         ------------
     in the Business Corporation Law in the case of transactions that require action by the shareholders, the Board of Directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

                    (b)  Statutory Form of Execution of Instruments.
                         ------------------------------------------
     Any note, mortgage, evidence of indebtedness, contract or other document, or any assignment or endorsement thereof, executed or entered into between the corporation and any other person, when signed by one or more officers or agents having actual or apparent authority to sign it, or by the President or Vice President and Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the corporation, shall be held to have been properly executed for and on behalf of the corporation, without prejudice to the rights of the corporation against any person who shall have executed the instrument in excess of his or her actual authority.

               Section 8.04.  INTERESTED DIRECTORS OR OFFICERS:
                              ---------------------------------
     QUORUM.
     ------
                    (a)  General Rule.  A contract or transaction
                         ------------
     between the corporation and one or more of its directors or officers or between the corporation and another corporation, partnership, joint venture, trust or other enterprise in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall not be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors that authorizes the contract or transaction, or solely because his, her or their votes are counted for that purpose, if:

                         (1)  the material facts as to the
          relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors and the board authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors are less than a quorum;

                         (2)  the material facts as to his or her
          relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of those shareholders; or

                         (3)  the contract or transaction is fair as
          to the corporation as of the time it is authorized, approved or ratified by the Board of Directors or the shareholders.

                    (b)  Quorum.  Common or interested directors may
                         ------
     be counted in determining the presence of quorum at a meeting of the board which authorizes a contract or transaction specified in
     Section 8.4(a).

               Section 8.05.  DEPOSITS.  All funds of the corporation
                              --------
     shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the Board of Directors shall from time to time determine.

               Section 8.06.  CORPORATE RECORDS.
                              -----------------
                    (a)  Required Records.  The corporation shall keep
                         ----------------
     complete and accurate books and records of account, minutes of the proceedings of the incorporators, shareholders and directors and a share register giving the names and addresses of all shareholders and the number and class of shares held by each.
     The share register shall be kept at either the registered office of the corporation in Pennsylvania or at its principal place of business wherever situated or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form or any other form capable of being converted into written form within a reasonable time.

                    (b)  Right of Inspection.  Every shareholder
                         -------------------
     shall, upon written verified demand stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business for any proper purpose, the share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to the interest of the person as a shareholder. In every instance where an attorney or other agent is the person who seeks the right of inspection, the demand shall be accompanied by a verified power of attorney or other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand shall be directed to the corporation at, its registered office in Pennsylvania or at its principal place of business wherever situated.

               Section 8.07.  FINANCIAL REPORTS.  Unless otherwise
                              -----------------
     agreed between the corporation and a shareholder, the corporation shall furnish to its shareholders annual financial statements, including at least a balance sheet as of the end of each fiscal year and a statement of income and expenses for the fiscal year. The financial statements shall be prepared on the basis of generally accepted accounting principles, if the corporation prepares financial statements for the fiscal year on that basis for any purpose, and may be consolidated statements of the corporation and one or more of its subsidiaries. The financial statements shall be mailed by the corporation to each of its shareholders entitled thereto within one hundred twenty (120) days after the close of each fiscal year and, after the mailing and upon written request, shall be mailed by the corporation to any shareholder or beneficial owner entitled thereto to whom a copy of the most recent annual financial statements has not previously been mailed. Statements that are audited or reviewed by a public accountant shall be accompanied by the report of the accountant; in other cases, each copy shall be accompanied by a statement of the person in charge of the financial records of the corporation:

                         (1)  stating his reasonable belief as to
          whether or not the financial statements were prepared in accordance with generally accepted accounting principles and, if not, describing the basis of presentation.

                         (2)  Describing any material respects in
          which the financial statements were not prepared on a basis consistent with those prepared for the previous year.

               Section 8.08.  AMENDMENT OF BY-LAWS.  These By-Laws may
                              --------------------
     be amended or repealed, or new By-Laws may be adopted, either (i) by vote of the shareholders at any duly organized annual or special meetIng of shareholders, or (ii) with respect to those matters that are not by statute committed expressly to the shareholders and regardless of whether the shareholders have previously adopted or approved the By-Law being amended or repealed, by vote of a majority of the Board of Directors of the corporation in office at any regular or special meeting of directors. Any change in these By-Laws shall take effect when adopted unless otherwise provided in the resolution effecting the change. See Section 2.03(b) relating to notice of action by shareholders on By-Laws.



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